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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 12, 2003
                                                           ------------
                              HANOVER DIRECT, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
               ---------------------------------------------------
                            (COMMISSION FILE NUMBER)

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
                DELAWARE                                              13-0853260
   -----------------------------------                       -----------------------------
      (STATE OR OTHER JURISDICTION                                 (I.R.S. EMPLOYER
            OF INCORPORATION)                                   IDENTIFICATION NUMBER)

             115 RIVER ROAD
          EDGEWATER, NEW JERSEY                                          07020
   -----------------------------------                       -----------------------------
          (ADDRESS OF PRINCIPAL                                       (ZIP CODE)
           EXECUTIVE OFFICES)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                           --------------


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12,
"DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

On May 12, 2003, Hanover Direct, Inc. (the "Company") issued a press release announcing operating results for the 13-weeks ended March 29, 2003. A copy of such press release is furnished as an exhibit to this Form 8-K.

The press release contains an EBITDA Comparison Schedule for the 13-weeks ended March 29, 2003 and March 30, 2002 (adjusted to add back stock option expense), which reflects the view utilized by Company management to monitor the business. Management believes that Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) (adjusted to add back stock option expense) offers a useful tool in addition to traditional GAAP tools to measure operational cash flow. Management utilizes comparative EBITDA to evaluate the Company's performance independent of other factors.

The information contained in this Item 9 is being furnished pursuant to "Item 12, Results of Operations and Financial Condition" of Form 8-K in accordance with Release No. 33-8216 of the Securities and Exchange Commission.

EXHIBITS

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Exhibit 99.1      Press Release, dated May 12, 2003, announcing operating
                  results for the 13-weeks ended March 29, 2003.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HANOVER DIRECT, INC.
                                       ----------------------------------------
                                                         (Registrant)

May 12, 2003
                                       By: /s/ Edward M. Lambert
                                       ----------------------------------------
                                       Name:   Edward M. Lambert
                                       Title:  Executive Vice President and
                                               Chief Financial Officer